SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No.__)

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
    240.14a-12

--------------------------------------------------------------------------------

                       State Street Research Capital Trust
                       State Street Research Equity Trust
                      State Street Research Financial Trust
                       State Street Research Growth Trust
                       State Street Research Income Trust
                  State Street Research Master Investment Trust
                     State Street Research Securities Trust
                     State Street Research Tax-Exempt Trust

    -------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    -------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

-----------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

-----------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

-----------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

-----------------------------------------------------------------

(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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


[logo:  State Street Research]


Dear Shareholder:

Enclosed are a proxy statement and an announcement of a special meeting of State Street Research fund shareholders concerning a change in the Rule 12b-1 fees. This proposal is very important. The funds' Trustees, who are appointed to safeguard shareholder interests, have reviewed this proposal and recommend that you approve it after you carefully study the enclosed material.

12b-1 fees cover service and distribution costs for your fund(s). The fees cover the costs to maintain shareholder accounts, as well as selling and marketing expenditures for the sale of fund shares. You do not pay 12b-1 fees as a direct charge; rather the funds pay 12b-1 fees out of their assets as an indirect charge to you.

Many of State Street Research's peer mutual fund companies have the flexibility to ask their Trustees to increase 12b-1 fees up to a specified amount, when necessary. The enclosed proposal would provide the Trustees of the State Street Research funds with similar flexibility for the funds' Class A shares. Please note, however, that if this proposal is approved, the actual amount of any increase in the 12b-1 fee would only be decided after further review by the Trustees.

I encourage you to carefully review the enclosed information that explains the proposal in detail. As a shareholder, your vote is important, and we hope that you will respond. By voting today, you can help the funds avoid the cost of follow-up communications. And to make it easier for you to respond, we have enhanced our services to now provide you with the option of voting your proxy through the Internet, as well as by mail, touch tone phone or by speaking with a customer service representative. In the meantime, if you have any questions about this proposal, please call 1-800-562-0032.

As always, we very much appreciate your support as a shareholder of State Street Research.


                                           Sincerely,


                                           /s/ Ralph F. Verni


                                           Ralph F. Verni
                                           Chairman of the Board,
                                           President and Chief Executive Officer

                               Questions & Answers

Q:    What is a 12b-1 fee?

A: Mutual funds pay 12b-1 fees to cover service and distribution costs, including the costs to sell and market mutual funds and to maintain shareholder accounts.

Q: The proxy requests that the Trustees have the flexibility to increase 12b-1 fees in the future. What are the fees now and what is proposed?

A: The State Street Research funds may currently pay up to 0.25 of 1% (25 basis points) of the average daily net asset value represented by Class A shares for 12b-1 expenses. This proposal would allow the funds the flexibility to increase the 12b-1 fee by an additional amount of up to
      0.15 of 1% (15 basis points). It is anticipated that any increase authorized by the funds' Board of Trustees would initially be substantially less than 15 basis points, but the proposal gives the Trustees the flexibility to authorize this amount, if necessary, in the future.

Q:    Why might the Trustees consider increasing these fees?

A: When financial professionals sell mutual funds, they receive a one-time commission, as well as annual fees on assets that remain in the fund on an ongoing basis. 12b-1 fees cover these fees paid to broker-dealer firms. In an increasingly competitive environment for the sale of fund shares, the Trustees might decide to permit an increase in the 12b-1 fees, so that the funds can meet the increasing costs of distribution.

Q: Why are the Trustees recommending a "yes" vote to add flexibility to increase fees?

A: Your Trustees reviewed this proposal with your interests in mind. They believe that the proposed fee increase will serve you well in the long term. They recognize that all mutual funds are facing increased competition for the sale of shares of mutual funds and that ongoing sales of shares are important to a fund's success. Additional assets ultimately benefit shareholders, as investment managers have greater access to investment opportunities and the ability to trade securities more efficiently. Also, sales help to offset redemptions that occur naturally over time.

Q: I am not an investor in Class A shares. I am in Class B or Class B(1). Why am I being asked to vote on this proposal?

A: The proposed change in 12b-1 fees only applies to Class A shares. There is no change being proposed in the level of 12b-1 fees to be paid by Class B or Class B(1) shareholders. However, as a Class B or Class B(1) shareholder, you are entitled to vote on the proposal because your shares will convert to Class A shares after you hold them for 8 years.

Q:    What am I supposed to do with this material?

A: You should read the material and then vote. There are four easy ways to vote your proxy. The enclosed insert explains each of these methods.

Q:    What if I have questions?

A:    If you have questions about the proposal itself, call 1-800-562-0032.

      If you have questions about voting, call 1-877-392-4944.

                         ------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held On February 25, 2000
                         ------------------------------


         A Special Meeting of Class A, Class B and Class B(1) shareholders of each of the Funds listed below (the "Meeting") will be held at the offices of the Trusts listed below, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 4 P.M. on Friday, February 25, 2000 for the following purposes:

    1. For Class A, Class B and Class B(1) shareholders, voting separately, of each Fund: To amend the current plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, to increase the amount that may be expended for the distribution of Class A shares.


         Your Board of Trustees recommends that you vote FOR this proposal.

    2. To consider and act upon any matter incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournments thereof.

The Trusts                                  The Funds
----------                                  ---------
State Street Research Capital Trust         State Street Research Aurora Fund
                                            State Street Research Emerging Growth Fund

State Street Research Equity Trust          State Street Research Alpha Fund
                                            State Street Research Argo Fund
                                            State Street Research Global Resources Fund
                                            State Street Research Athletes Fund

State Street Research Financial Trust       State Street Research Government Income Fund
                                            State Street Research Strategic Income Plus Fund
                                            State Street Research IntelliQuant Portfolios:
                                              Small-Cap Value
                                            State Street Research International Equity Fund

State Street Research Growth Trust          State Street Research Growth Fund

State Street Research Income Trust          State Street Research High Income Fund

State Street Research Master                State Street Research Investment Trust
  Investment Trust

The Trusts                                  The Funds
----------                                  ---------
State Street Research Securities Trust      State Street Research Galileo Fund
                                            State Street Research Legacy Fund
                                            State Street Research Strategic Income Fund

State Street Research Tax-Exempt Trust      State Street Research New York Tax-Free Fund
                                            State Street Research Tax-Exempt Fund

         The matters referred to above may be acted upon at said Meeting and any adjournments thereof.

         The close of business on November 18, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.


         IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN FEBRUARY 23, 2000. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or trustee of an employee benefit plan, may be subject to earlier cut-off dates for receipt of such instructions established by such intermediaries to facilitate a timely response.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN A FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. CERTAIN SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET; PLEASE SEE PAGES 4 AND 5 FOR DETAILS. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.


                                             By Order of the Trustees
                                             FRANCIS J. McNAMARA, III
                                             Secretary



November 23, 1999
Date of Notice

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------


         This Proxy Statement is furnished to the Class A, Class B and Class B(1) shareholders of each fund listed below (each, a "Fund" and collectively the "Funds") in connection with the solicitation of proxies by and on behalf of the Board of Trustees of each registered investment company set forth below (each, a "Trust" and collectively, the "Trusts") to be used at a Special Meeting of Class A, Class B and Class B(1) shareholders of each Fund (the "Meeting") to be held concurrently at the Trusts' offices, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 4 P.M. on February 25, 2000, and at any adjournments thereof.


The Trusts                                  The Funds
----------                                  ---------
State Street Research Capital Trust         State Street Research Aurora Fund
  ("Capital Trust")                           ("Aurora Fund")
                                            State Street Research Emerging Growth Fund
                                              ("Emerging Growth Fund")

State Street Research Equity Trust          State Street Research Argo Fund
  ("Equity Trust")                            ("Argo Fund")
                                            State Street Research Alpha Fund
                                              ("Alpha Fund")
                                            State Street Research Global Resources Fund
                                              ("Global Resources Fund")
                                            State Street Research Athletes Fund
                                              ("Athletes Fund")

State Street Research Financial Trust       State Street Research Government Income Fund
  ("Financial Trust")                         ("Government Income Fund")
                                            State Street Research Strategic Income Plus Fund
                                              ("Strategic Income Plus Fund")
                                            State Street Research IntelliQuant Portfolios:
                                              Small-Cap Value ("IntelliQuant Portfolios:
                                              Small-Cap Value")
                                            State Street Research International Equity Fund
                                              ("International Equity Fund")


The Trusts                                  The Funds
----------                                  ---------
State Street Research Growth Trust          State Street Research Growth Fund
  ("Growth Trust")                            ("Growth Fund")

State Street Research Income Trust          State Street Research High Income Fund
  ("Income Trust")                            ("High Income Fund")

State Street Research Master Investment     State Street Research Investment Trust
  Trust ("Master Investment Trust")           ("Investment Trust")

State Street Research Securities Trust      State Street Research Galileo Fund
  ("Securities Trust")                        ("Galileo Fund")
                                            State Street Research Legacy Fund
                                              ("Legacy Fund")
                                            State Street Research Strategic Income Fund
                                              ("Strategic Income Fund")

State Street Research Tax-Exempt Trust      State Street Research New York Tax-Free Fund
  ("Tax-Exempt Trust")                        ("New York Tax-Free Fund")
                                            State Street Research Tax-Exempt Fund
                                              ("Tax-Exempt Fund")

         Class A, Class B and Class B(1) Shareholders of record of each Fund at the close of business on November 18, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. This Proxy Statement, Proxy form and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders on or about December 1, 1999.

         Although each Fund is having a separate meeting, proxies are being solicited through use of this combined Proxy Statement.


         Information on the total number of shares of each class of the Funds issued and outstanding as of the Record Date is set forth in Appendix A. Each share is entitled to one vote with a proportionate vote for each fractional share.

                            MANNER OF VOTING PROXIES

         If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting (either by returning the paper proxy card or by submitting a proxy electronically by telephone or over the Internet), the shares represented thereby will be voted at the Meeting in accordance with the shareholder's instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Meeting or any adjournments thereof. The Board of Trustees for each Trust does not currently know of any matter to be considered at the Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

         For purposes of considering Proposal 1, the amendment must be approved by a vote of a majority of the outstanding voting securities of Class A, Class B and Class B(1) of each Fund, voting as separate classes. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a vote of a majority of the outstanding voting securities of each of Class A, Class B and Class B(1) of a Fund means the vote of the lesser of: (a) 67% or more of each of Class A, Class B and Class B(1) shares of the Fund present at the meeting, if the holders of more than 50% of each of the Fund's Class A, Class B and Class B(1) shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of each of Class A, Class B and Class B(1) of the Fund.


         The persons named as proxies may propose one or more adjournments of such Meeting for a given Fund without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment and additional solicitation are reasonable and in the interest of shareholders, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast and the nature of the proposed solicitation activities. Any such adjournment with respect to Proposal 1 will require the affirmative vote of a majority of the aggregate number of shares of the relevant class of the Fund present at the Meeting in person or by proxy.


         For purposes of determining the presence of a quorum for transacting business at the Meeting and for determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Meeting, abstentions will be treated as present at the Meeting and entitled to vote on the matter, but which have not been voted. For this reason, abstentions could assist a Fund in obtaining a quorum but would have the same effect as a vote against Proposal 1. Broker "non-votes" ordinarily will not be considered present and entitled to vote on Proposal 1. The Fund reserves discretion to count broker "non-votes" as present based on specific instructions from a broker or nominee. Broker "non-votes" are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have, or choose not to exercise, discretionary power.

         A shareholder may vote:

o        By telephone:
         -Through fully automated touch-tone voting or -Verbally, with a telephone representative;

o        Over the Internet;

o        By mail; or

o        In person at the Meeting.

By Telephone
------------

                  There are two convenient methods to vote by using the telephone. (Please note, however, that these two telephone methods of voting are not available to shareholders whose shares are held by a broker or other intermediary on the shareholder's behalf.) If telephone voting is available for a shareholder's account, toll-free telephone numbers will be printed on the Proxy form. Prior to calling, the shareholder should read the Proxy Statement and have his or her Proxy form at hand.

                  First, a shareholder may use the automated touch-tone voting method by calling the toll-free number for that method provided on the Proxy form. At the prompt, the shareholder enters the control number provided on the Proxy form, then follows the menu.

                  Second, a separate toll-free number is provided on the Proxy form for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist any shareholder with information that is not contained in the Proxy Statement, and the representative will not make recommendations on how to vote on any proposal. Telephone calls will be recorded.

                  A written confirmation of the shareholder's telephone instructions will be mailed within 72 hours. The shareholder should immediately call 1-877-392-4944 toll-free between 9 A.M. and 6 P.M. Monday through Friday Boston time if no confirmation is received or if the shareholder's instructions have not been properly reflected.

Internet Voting
---------------

                  To vote over the Internet, please log on to www.ssrfunds.com and click on the proxy voting button. Prior to logging on, the shareholder should read the Proxy Statement and have his or her Proxy form at hand. Enter the control number provided on the Proxy form, and follow the instructions on the screen. If a shareholder receives more than one Proxy form, he or she may vote them during the same session. Each card has a different control number.


         A person submitting votes by telephone or over the Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing First Data Investor Services Group, Inc. ("FDISG"), a proxy solicitation firm, and its agents, to execute a proxy to vote the shareholder's shares at the Meeting as the shareholder has indicated.

         Shareholders voting their Proxies by either telephone method or over the Internet should not return their Proxy forms by mail.


By Mail
-------

                  To vote by mail, the shareholder should date and sign the Proxy form included with this Proxy Statement and return the form in the envelope provided.


         Any shareholder who has given a Proxy, by telephone, over the Internet or in written form, has the right to revoke it at any time prior to its exercise by submitting a subsequent telephone or electronic vote, or a written notice of revocation or a later-dated Proxy, or by attending the Meeting and voting his or her shares in person.

         The Trusts believe that the procedures for authorizing the execution of a Proxy by telephone or over the Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

         In some cases, proxy solicitation materials may be included in one package for more than one account with the same tax I.D. number and address of record.


         FDISG and its agents will assist with the mailing and tabulation effort and may also solicit Proxies by contacting shareholders by telephone. All the costs of the solicitation will be borne by the Funds. A Fund's cost for FDISG to assist with inquiries and make calls to solicit proxies is not expected to exceed $25,000, depending on the size of a Fund and its shareholder response rate. Each Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares of that Fund. Representatives of State Street Research Service Center and other representatives of the Trusts may also solicit proxies.


         Questions about the proposal itself should be directed to State Street Research Service Center at 1-800-562-0032, One Financial Center, Boston, Massachusetts 02111. Upon request, State Street Research Service Center also will provide the annual report and most recent semiannual report succeeding the annual report, if any, for the Fund without charge.

         Information on the persons or entities who were the beneficial owners of 5% or more of Class A, Class B(1) and Class B shares of each Fund as of August 31, 1999 is set forth in Appendix B hereto.

         State Street Research & Management Company (the "Investment Manager") serves as investment manager of the Funds and State Street Research Investment Services, Inc. (the "Distributor") serves as distributor of the Funds. The Investment Manager and the Distributor are located at One Financial Center, Boston, Massachusetts 02111 and are indirect, wholly-owned subsidiaries of Metropolitan Life Insurance Company ("Metropolitan"). Metropolitan and its affiliates have indicated that with respect to shares of a Fund for which they have voting authority, they intend to vote for and against the proposal in the same relative proportion as do the other shareholders of the Fund who cast votes at the Meeting, except for certain shares held in private advisory accounts managed by the Investment Manager (see Appendix B).


                                   PROPOSAL 1
               AMENDMENT OF CURRENT RULE 12B-1 DISTRIBUTION PLAN
                   WITH RESPECT TO CLASS A SHARES OF EACH FUND


         This proposal would amend each Fund's plan of distribution pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan" and collectively, the "Plans"). The proposal, if adopted, would permit each Fund to pay fees under its Plan which are higher than the amount currently permitted but no higher than 40 basis points (0.40 of 1% or .0040) of the average daily net asset value of Class A shares of that Fund. The Plans currently permit annual fees of up to 25 basis points (0.25 of 1% or .0025) of the average daily net asset value represented by Class A shares. It is currently anticipated by the Trustees and the Distributor that the amount which each Fund's Board of Trustees will actually authorize for payment by the Fund will be substantially less than the incremental 15 basis points being proposed, but shareholders are being asked to provide the Trustees with the flexibility to authorize such payment if it should appear to be appropriate because of future circumstances. In addition, if the proposal is adopted, each Plan would permit eligible expenses incurred in connection with sales of Class A shares to be reimbursable in subsequent years. Generally, the Plans currently do not authorize reimbursement for expenditures incurred in any prior year, except for IntelliQuant Portfolios: Small-Cap Value. There is no change being proposed in the level of Rule 12b-1 fees to be paid by Class B or Class B(1) shareholders. However, Class B and Class B(1) shareholders are entitled to vote as separate classes because their shares will convert to Class A shares if they are held for certain periods of time.


         Consistent with a widespread practice in the mutual fund industry, Class A shares of the Funds are sold subject to a one-time front-end sales charge (up to 5.75% of the amount of the sale in the case of a sale of less than $50,000), which is paid by the investor. The financial intermediary responsible for the sale receives a commission and usually also receives an annual service fee in an amount equal to a percentage of the customer's assets remaining in the Fund on an ongoing basis. Currently, the Funds pay service fees in the amount of 25 basis points of the average daily net asset value of Class A shares. The Distributor has advised the Trustees that the amount of the current payments with respect to Class A shares of the Fund are becoming uncompetitive. The heightened competition for the sale of shares by mutual funds has resulted in increased costs of distribution.

         Under the current versions of the Plans, the Funds are not well-positioned to respond to these developments in the costs of selling shares and servicing shareholders. The Distributor's expenditures incurred in connection with the distribution and marketing of Class A shares and the servicing of Class A shareholder accounts has exceeded the amounts paid to the Distributor under the Plan with respect to the Class A shares. Any further increases in the cost of distribution would continue to widen this shortfall. Many comparable mutual funds currently have the flexibility in their Rule 12b-1 plans to meet these increasing costs. The Distributor and Trustees believe that the Funds and their shareholders will be disadvantaged if the Trustees are not afforded similar flexibility to respond to marketplace developments.

         Accordingly, the Distributor has asked the Trustees to increase the limit on the amount payable by each Fund under its Plan. The current 25 basis point fee would be increased to an amount established by the Trustees for each Fund, but in no event will the fee be greater than 40 basis points of the average daily value of net assets attributable to Class A shares of the Fund. The Trustees have approved the implementation of the increase only as necessary to meet increased expenses.

         The amount of fees and expenses each Fund actually has paid under the current versions of its Plan during its most recent fiscal year, both in the aggregate and as a percentage of the Fund's average daily net asset value, as well as the amount of fees and expenses that the Fund would have paid if the proposed amendment to the Plan had been in effect for the last fiscal year, are shown below in Exhibit 1, attached to this Proxy Statement.


         The Funds' 12b-1 fees will continue to comply with NASD limits which are designed to ensure that Rule 12b-1 fees, in combination with front-end loads and deferred loads, do not exceed the economic equivalent of the regulatory limits on front-end fees standing alone.

(The discussion in the next paragraph is not relevant to IntelliQuant
Portfolios: Small-Cap Value shareholders.)

         Each Plan currently permits the respective Fund to reimburse the Distributor for, among other things, payments to broker-dealers and others who sell Class A shares, as well as direct out-of-pocket expenditures incurred by the Distributor. The amount of such reimbursement in any one year is limited to the amount of fees generated by that Fund's Rule 12b-1 plan of distribution during the year. If the fees in any one year are insufficient to meet the reimbursable expenses incurred by the Distributor, the Distributor must pay those expenses using its own resources. The Distributor believes that this type of restriction is now uncommon. The Distributor believes that it is fundamentally fair to allow it to recover its expenses in subsequent periods, which would be permitted if the proposed amendment is adopted.

         Trustees Consideration and Recommendation. The Trustees of each Trust have unanimously approved the proposed amendment to each Plan.

         In connection with their review, the Trustees were advised by the Distributor that retention and growth of the Funds' assets are crucial to the Funds' long-term success and that the current pricing structure of the Class A shares could leave the Funds at a competitive disadvantage if the Funds are unable to respond to changing market conditions. The Trustees considered numerous factors, including:


[] The increasingly difficult competitive environment for sales of mutual fund shares;

[] The investment benefits to the Funds of positive cash flow and greater assets, such as access to investment opportunities, and the ability to trade portfolio securities more efficiently;

[] The need to pay financial advisers, broker-dealers and others for distribution and service-related activities at competitive levels to maintain the scope and quality of services expected by shareholders and to ensure continued access to distribution channels;

[] The need for open-end mutual funds, such as the Funds, to generate at least enough sales of fund shares to offset typical amounts of redemptions, and thus allow the Investment Manager to manage Fund assets without being forced to sell securities to honor redemptions;

[] The increase in 12b-1 expenses paid by each Fund in connection with Class A shares; and

[] The current and pro forma expense ratios applicable to Class A shares as compared with the expense ratios of comparable funds with which each Fund competes.

         The Trustees also recognized and considered that possible benefits may be realized by the Distributor and the Investment Manager as a result of the adoption of the amendments to the Plans. As noted above, one effect of the proposed change would be to enable the Distributor to recover certain types of expenses that it currently is funding from its own resources. Another effect could be increases in the investment management fees payable to the Investment Manager by the Funds (which are calculated as a percent of net assets) if Fund assets grow as a result of the amendments to the Plans.


         If approved, each Plan, as amended, will continue in effect for up to one year from the date of approval, and then from year to year so long as it is approved by a majority of the relevant Board, including a majority of the Independent Trustees of that Board. Each Plan may be terminated at any time by the Board, or the

Class A shareholders, of such Fund and will terminate automatically if it is assigned. No Plan may be amended to increase materially the amount of the fee payable under the Plan unless the increase is approved by the Class A, Class B and Class B(1) shareholders, voting separately, of the respective Fund.

         The date each Plan was adopted and the date when it was last amended are included in Exhibit 2, attached to this Proxy Statement.

         If the proposal is not approved by the Class A shareholders of a Fund, the Trustees will reevaluate the matter and consider alternatives. If the proposal is approved by Class A shareholders but not by Class B or Class B(1) shareholders, the Fund may elect to establish a new class which provides the Class B or Class B(1) shareholders with substantially the same terms as the current Class A.


         The Trustees of each Trust recommend that you vote FOR Proposal 1.

                    OTHER MATTERS TO COME BEFORE THE MEETING

         The Trustees of each Trust do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying Proxy will vote thereon in accordance with their judgment.

                       NO ANNUAL MEETINGS OF SHAREHOLDERS

         There will be no annual or further special meetings of shareholders of any Trust unless required by applicable law or called by the Trustees of such Trust in their discretion.

         Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the respective Trust, One Financial Center, Boston, Massachusetts 02111. Shareholder proposals should be received in a reasonable time before the solicitation is made.


         WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES. CERTAIN SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET; PLEASE SEE PAGES 4 AND 5
FOR DETAILS.

November 23, 1999
Date of Proxy Statement

                                    EXHIBIT 1
                       Actual and Pro Forma Fund Expenses


         The tables below show the amount of service/distribution (12b-1) fees each Fund actually has paid under the current version of its Plan during its most recent fiscal year, both in the aggregate and as a percentage of the Fund's average daily net asset value, as well as the amount of fees that the Fund would have paid if the proposed amendment to the Plan had been in effect for the last fiscal year. Class B(1) was introduced on January 1, 1999. Class B(1) expenses are based on Class B expenses. All payments have been, or would be, made to the Distributor.


         It is currently anticipated by the Trustees and the Distributor that the amount that each Fund's Board of Trustees will actually authorize for payment by the Fund will be substantially less than the incremental 15 basis points being proposed, but shareholders are being asked to provide the Trustees with the flexibility to authorize such payment if it should appear to be appropriate because of future circumstances.


         The Examples below assume that you invested $10,000 over the years indicated, reinvested all distributions, earned a hypothetical 5% annual return and paid the maximum applicable sales charges. For Class B and Class B(1) shares, the Examples also assume the automatic conversion to Class A shares after eight years. Where two numbers are shown separated by a slash, the first number assumes you sold all your shares at the end of the period, while the second assumes that you continued to hold your shares of that Fund. Where there is only one number, the expenses would be the same either way.


                               Exhibit 1, page 1

Aurora Fund
(for the fiscal year ended September 30, 1999)


Annual Fund Operating Expenses
(as a percentage of average net assets)


                                                              Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                        Actual    Pro Forma          Actual    Pro Forma        Actual    Pro Forma
                                                         1999                         1999                       1999
Management fee                                             0.85        0.85             0.85   (No change          0.85  (No change
Service/distribution (12b-1) fees                          0.25        0.40             1.00      from             1.00     from
Other expenses                                             0.36        0.36             0.36    actual)            0.36    actual)
                                                           ----        ----             ----                       ----
Total annual fund operating expenses*                      1.46        1.61             2.21                       2.21
                                                           ====        ====             ====                       ====
*Because some of the
 fund's expenses
 have been reduced
 through expense
 offset arrangements,
 actual total
 operating expenses
 for the prior year
 would have been:                                          1.45        1.60             2.20                       2.20
                                                           ====        ====             ====                       ====



Example                                                       Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                        Actual    Pro Forma          Actual    Pro Forma       Actual    Pro Forma
                                                         1999                         1999                      1999
                                              Year
                                                 1         $715      $  729    $    724/$224   (No change  $    724/$224  (No change
                                                 3       $1,010      $1,054    $    991/$691      from     $    991/$691     from
                                                 5       $1,327      $1,401    $1,385/$1,185     actual)   $1,385/$1,185    actual)
                                                10       $2,221      $2,376    $       2,355     $2,393    $       2,355    $2,393


                               Exhibit 1, page 2

Emerging Growth Fund
(for the fiscal year ended September 30, 1999)


Annual Fund Operating Expenses
(as a percentage of average net assets)


                                                              Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma           Actual    Pro Forma        Actual    Pro Forma
                                                        1999                         1999                        1999
Management fee                                             0.75        0.75             0.75   (No change          0.75  (No change
Service/distribution (12b-1) fees                          0.25        0.40             1.00      from             1.00     from
Other expenses                                             0.87        0.87             0.87    actual)            0.87   actual)
                                                           ----        ----             ----                       ----
Total annual fund operating expenses                       1.87        2.02             2.62                       2.62
                                                           ====        ====             ====                       ====

*Because some of the fund's expenses have been
 subsidized or reduced through expense offset
 arrangements, actual total operating expenses
 for the prior year were:                                  1.35        1.50              2.10                      2.10
                                                           ====        ====              ====                      ====

Example                                                       Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma           Actual    Pro Forma        Actual    Pro Forma
                                                        1999                          1999                       1999
                                              Year
                                                 1         $754        $768    $    765/$265   (No change  $    765/$265  (No change
                                                 3       $1,129      $1,172    $  1,114/$814      from     $  1,114/$814      from
                                                 5       $1,528      $1,600    $1,590/$1,390     actual)   $1,590/$1,390     actual)
                                                10       $2,639      $2,788    $       2,772     $2,809    $       2,772     $2,809


                               Exhibit 1, page 3

Alpha Fund
(for the fiscal year ended June 30, 1999)

Annual Fund Operating Expenses
(as a percentage of average net assets)

                                                              Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma           Actual    Pro Forma        Actual    Pro Forma
                                                        1999                          1999                       1999
Management fee                                             0.65        0.65             0.65   (No change          0.65   (No change
Service/distribution (12b-1) fees                          0.25        0.40             1.00      from             1.00      from
Other expenses                                             0.36        0.36             0.36     actual)           0.36     actual)
                                                           ----        ----             ----                       ----
Total annual fund operating expenses                       1.26        1.41             2.01                       2.01
                                                           ====        ====             ====                       ====

Because some of the fund's expenses have been
subsidized or reduced through expense
offset arrangements, actual total operating expenses
for the prior year would have been:                        1.21        1.36             1.96                       1.96
                                                           ====        ====             ====                       ====

Example                                                      Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma           Actual    Pro Forma        Actual    Pro Forma
                                                        1999                          1999                       1999
                                              Year
                                                 1         $696        $710        $704/$204   (No change     $704/$204   (No change
                                                 3         $952        $996        $930/$630      from        $930/$630      from
                                                 5       $1,227      $1,302    $1,283/$1,083     actual)  $1,283/$1,083     actual)
                                                10       $2,010      $2,169           $2,144     $2,183          $2,144     $2,183



                               Exhibit 1, page 4

Argo Fund
(for the fiscal year ended June 30, 1999)

Annual Fund Operating Expenses
(as a percentage of average net assets)

                                                              Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma           Actual    Pro Forma        Actual    Pro Forma
                                                        1999                          1999                       1999
Management fee                                             0.65        0.65             0.65   (No change          0.65   (No change
Service/distribution (12b-1) fees                          0.25        0.40             1.00      from             1.00      from
Other expenses                                             0.41        0.41             0.41     actual)           0.41     actual)
                                                           ----        ----             ----                       ----
Total annual fund operating expenses                       1.31        1.46             2.06                       2.06
                                                           ====        ====             ====                       ====

Because some of the fund's expenses have been
subsidized or reduced through expense
offset arrangements, actual total operating expenses
for the prior year would have been:                        1.25        1.40             2.00                       2.00
                                                           ====        ====             ====                       ====

Example                                                       Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma           Actual    Pro Forma        Actual    Pro Forma
                                                        1999                           1999                      1999
                                              Year
                                                 1         $701        $715        $709/$209   (No change     $709/$209  (No change
                                                 3         $966      $1,010        $946/$646      from        $946/$646     from
                                                 5       $1,252      $1,327    $1,308/$1,108     actual)  $1,308/$1,108    actual)
                                                10       $2,063      $2,221           $2,197     $2,236          $2,197    $2,236



                               Exhibit 1, page 5

Global Resources Fund
(for the fiscal year ended June 30, 1999)

Annual Fund Operating Expenses
(as a percentage of average net assets)

                                                              Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma           Actual    Pro Forma        Actual    Pro Forma
                                                        1999                          1999                       1999
Management fee                                             0.75        0.75             0.75   (No change          0.75   (No change
Service/distribution (12b-1) fees                          0.25        0.40             1.00      from             1.00      from
Other expenses                                             0.59        0.59             0.59     actual)           0.59     actual)
                                                           ----        ----             ----                       ----
Total annual fund operating expenses                       1.59        1.74             2.34                       2.34
                                                           ====        ====             ====                       ====

Because some of the fund's expenses have been
reduced through expense offset arrangements,
actual total operating expenses for the prior
year would have been:                                      1.57        1.72             2.32                       2.32
                                                           ====        ====             ====                       ====

Example                                                       Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma           Actual    Pro Forma        Actual    Pro Forma
                                                        1999                          1999                       1999
                                              Year
                                                 1         $727        $742        $737/$237   (No change     $737/$237  (No change
                                                 3       $1,048      $1,091      $1,030/$730      from      $1,030/$730     from
                                                 5       $1,391      $1,464    $1,450/$1,250     actual)  $1,450/$1,250    actual)
                                                10       $2,356      $2,509           $2,489     $2,527          $2,489    $2,527



                               Exhibit 1, page 6

Athletes Fund
(for the fiscal year ended June 30, 1999)

Annual Fund Operating Expenses
(as a percentage of average net assets)

                                                              Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma           Actual    Pro Forma        Actual    Pro Forma
                                                        1999                          1999                       1999
Management fee                                             0.65        0.65             0.65   (No change          0.65   (No change
Service/distribution (12b-1) fees                          0.25        0.40             1.00      from             1.00      from
Other expenses                                             1.94        1.94             1.94     actual)           1.94     actual)
                                                           ----        ----             ----                       ----
Total annual fund operating expenses                       2.84        2.99             3.59                       3.59
                                                           ====        ====             ====                       ====
Because some of the fund's expenses have been
subsidized or reduced through expense
offset arrangements, actual total operating expenses
for the prior year would have been:                        1.25        1.40             2.00                       2.00
                                                           ====        ====             ====                       ====

Example                                                       Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma            Actual   Pro Form         Actual    Pro Forma
                                                        1999                          1999                       1999
                                              Year
                                                 1         $846        $860        $862/$362   (No change     $862/$362  (No change
                                                 3       $1,404      $1,446    $1,400/$1,100      from    $1,400/$1,100     from
                                                 5       $1,988      $2,057    $2,059/$1,859     actual)  $2,059/$1,859    actual)
                                                10       $3,559      $3,693           $3,688     $3,721          $3,688    $3,721



                               Exhibit 1, page 7

Government Income Fund
(for the fiscal year ended October 31, 1999)

Annual Fund Operating Expenses (unaudited)
(as a percentage of average net assets)

                                                              Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma           Actual    Pro Forma        Actual    Pro Forma
                                                        1999                          1999                       1999
Management fee                                             0.59        0.59             0.59   (No change          0.59   (No change
Service/distribution (12b-1) fees                          0.25        0.40             1.00      from             1.00      from
Other expenses                                             0.21        0.21             0.21     actual)           0.21     actual)
                                                           ----        ----             ----                       ----
Total annual fund operating expenses*                      1.05        1.20             1.80                       1.80
                                                           ====        ====             ====                       ====

*Because some of the
 fund's expenses
 have been reduced
 through expense
 offset arrangements,
 actual total
 operating expenses
 for the prior year
 were:                                                     1.04        1.19             1.79                       1.79
                                                           ====        ====             ====                       ====

Example                                                       Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma           Actual    Pro Forma        Actual    Pro Forma
                                                        1999                          1999                       1999
                                              Year
                                                 1         $552        $567        $683/$183   (No change     $683/$183  (No change
                                                 3         $769        $814        $866/$566      from        $866/$566     from
                                                 5       $1,003      $1,080      $1,175/$975     actual)    $1,175/$975    actual)
                                                10       $1,675      $1,839           $1,919     $1,958          $1,919    $1,958


                               Exhibit 1, page 8

Strategic Income Plus Fund
(for the fiscal year ended October 31, 1999)

Annual Fund Operating Expenses (unaudited)
(as a percentage of average net assets)

                                                              Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma           Actual    Pro Forma        Actual    Pro Forma
                                                        1999                          1999                       1999
Management fee                                             0.60        0.60             0.60   (No change          0.60   (No change
Service/distribution (12b-1) fees                          0.25        0.40             1.00      from             1.00      from
Other expenses                                             0.67        0.67             0.67     actual)           0.67     actual)
                                                           ----        ----             ----                       ----
Total annual fund operating expenses*                      1.52        1.67             2.27                       2.27
                                                           ====        ====             ====                       ====

*Because some of the fund's expenses have been
 subsidized, actual total operating expenses
 for the prior year were:                                  1.15        1.30             1.90                       1.90
                                                           ====        ====             ====                       ====

Example                                                       Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma           Actual    Pro Forma        Actual    Pro Forma
                                                        1999                          1999                        1999
                                              Year
                                                 1       $  721      $  735    $    730/$230   (No change  $    730/$230  (No change
                                                 3       $1,028      $1,071    $  1,009/$709      from     $  1,009/$709     from
                                                 5       $1,356      $1,430    $1,415/$1,215     actual)   $1,415/$1,215    actual)
                                                10       $2,283      $2,438    $       2,417     $2,455    $       2,417    $2,455


                               Exhibit 1, page 9

IntelliQuant Portfolios: Small-Cap Value
(for the fiscal year ended February 28, 1999)

Annual Fund Operating Expenses
(as a percentage of average net assets)

                                                              Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma           Actual    Pro Forma        Actual    Pro Forma
                                                        1999                          1999                       1999
Management fee                                             0.80        0.80             0.80   (No change          0.80   (No change
Service/distribution (12b-1) fees                          0.25        0.40             1.00      from             1.00      from
Other expenses                                             0.63        0.63             0.63    actual)            0.63    actual)
                                                           ----        ----             ----                       ----
Total annual fund operating expenses                       1.68        1.83             2.43                       2.43
                                                           ====        ====             ====                       ====

Because some of the fund's expenses have been
subsidized, actual total operating expenses
for the prior year were:                                   1.40        1.55             2.15                       2.15
                                                           ====        ====             ====                       ====

Example                                                       Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma           Actual    Pro Forma        Actual    Pro Forma
                                                        1999                          1999                       1999
                                              Year
                                                 1         $736        $750        $746/$246   (No change     $746/$246  (No change
                                                 3       $1,074      $1,117      $1,058/$758      from      $1,058/$758     from
                                                                                                actual)                   actual)



                               Exhibit 1, page 10

International Equity Fund
(for the fiscal year ended October 31, 1999)

Annual Fund Operating Expenses (unaudited)
(as a percentage of average net assets)

                                                              Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma           Actual    Pro Forma        Actual    Pro Forma
                                                        1999                          1999                       1999
Management fee                                             0.95        0.95             0.95   (No change          0.95   (No change
Service/distribution (12b-1) fees                          0.25        0.40             1.00      from             1.00      from
Other expenses                                             1.14        1.14             1.14     actual)           1.14     actual)
                                                           ----        ----             ----                       ----
Total annual fund operating expenses*                      2.34        2.49             3.09                       3.09
                                                           ====        ====             ====                       ====

* Because some of the fund's expenses have been
  subsidized or reduced through expense offset
  arrangements, actual total operating expenses
  for the prior year were:                                 1.90        2.05             2.65                       2.65
                                                           ====        ====             ====                       ====

Example                                                       Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma           Actual     Pro Forma       Actual    Pro Forma
                                                        1999                          1999                       1999
                                              Year
                                                 1       $  798      $  813    $    812/$312   (No change $    812/$312  (No change
                                                 3       $1,263      $1,306    $  1,254/$954      from    $  1,254/$954     from
                                                 5       $1,753      $1,824    $1,820/$1,620     actual)  $1,820/$1,620    actual)
                                                10       $3,097      $3,238    $       3,228     $3,263   $       3,228    $3,263


                               Exhibit 1, page 11

Growth Fund
(for the fiscal year ended December 31, 1998)

Annual Fund Operating Expenses
(as a percentage of average net assets)

                                                              Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma           Actual    Pro Forma        Actual    Pro Forma
                                                        1998                          1998                       1998
Management fee                                            0.475       0.475            0.475   (No change         0.475   (No change
Service/distribution (12b-1) fees                         0.250       0.400            1.000      from            1.000      from
Other expenses                                            0.245       0.245            0.245     actual)          0.245     actual)
                                                          -----       -----            -----                      -----
Total annual fund operating expenses                      0.970       1.120            1.720                      1.720
                                                          =====       =====            =====                      =====

Example                                                       Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma           Actual    Pro Forma        Actual    Pro Forma
                                                        1998                          1998                       1998
                                              Year
                                                 1         $668        $683        $675/$175   (No change      $675/$175  (No change
                                                 3         $866        $911        $842/$542      from         $842/$542     from
                                                 5       $1,080      $1,156      $1,133/$933     actual)     $1,133/$933    actual)
                                                10       $1,696      $1,860           $1,831     $1,871           $1,831    $1,871



                               Exhibit 1, page 12

High Income Fund
(for the fiscal year ended March 31, 1999)

Annual Fund Operating Expenses
(as a percentage of average net assets)

                                                              Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma           Actual    Pro Forma        Actual    Pro Forma
                                                        1999                          1999                       1999
Management fee                                             0.57        0.57             0.57   (No change          0.57   (No change
Service/distribution (12b-1) fees                          0.25        0.40             1.00      from             1.00      from
Other expenses                                             0.20        0.20             0.20     actual)           0.20     actual)
                                                           ----        ----             ----                       ----
Total annual fund operating expenses                       1.02        1.17             1.77                       1.77
                                                           ====        ====             ====                       ====

Example                                                       Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma           Actual    Pro Forma        Actual    Pro Forma
                                                        1999                          1999                       1999
                                              Year
                                                 1         $549        $564        $680/$180   (No change      $680/$180  (No change
                                                 3         $760        $805        $857/$557      from         $857/$557     from
                                                 5         $988      $1,065      $1,159/$959     actual)     $1,159/$959    actual)
                                                10       $1,642      $1,806           $1,886     $1,926           $1,886    $1,926



                               Exhibit 1, page 13

Investment Trust
(for the fiscal year ended December 31, 1998)

Annual Fund Operating Expenses
(as a percentage of average net assets)

                                                              Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma           Actual    Pro Forma        Actual    Pro Forma
                                                        1998                          1998                       1998
Management fee                                             0.48        0.48             0.48   (No change          0.48   (No change
Service/distribution (12b-1) fees                          0.25        0.40             1.00      from             1.00      from
Other expenses                                             0.16        0.16             0.16     actual)           0.16     actual)
                                                           ----        ----             ----                       ----
Total annual fund operating expenses                       0.89        1.04             1.64                       1.64
                                                           ====        ====             ====                       ====

Example                                                       Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma           Actual    Pro Forma        Actual    Pro Forma
                                                        1998                          1998                       1998
                                              Year
                                                 1         $661        $675        $667/$167   (No change      $667/$167  (No change
                                                 3         $843        $887        $817/$517      from         $817/$517     from
                                                 5       $1,040      $1,116      $1,092/$892     actual)     $1,092/$892    actual)
                                                10       $1,608      $1,773           $1,743     $1,784           $1,743    $1,784



                               Exhibit 1, page 14

Galileo Fund
(for the fiscal year ended April 30, 1999)

Annual Fund Operating Expenses
(as a percentage of average net assets)

                                                              Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma           Actual    Pro Forma        Actual    Pro Forma
                                                        1999                          1999                       1999
Management fee                                             0.65        0.65             0.65   (No change          0.65   (No change
Service/distribution (12b-1) fees                          0.25        0.40             1.00      from             1.00      from
Other expenses                                             1.12        1.12             1.12     actual)           1.12     actual)
                                                           ----        ----             ----                       ----
Total annual fund operating expenses                       2.02        2.17             2.77                       2.77
                                                           ====        ====             ====                       ====

Because some of the fund's expenses have been
subsidized or reduced through expense
offset arrangements, actual total operating expenses
for the prior year would have been:                        1.25        1.40             2.00                       2.00
                                                           ====        ====             ====                       ====

Example                                                       Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma           Actual    Pro Forma        Actual    Pro Forma
                                                        1999                          1999                       1999
                                              Year
                                                 1         $768        $782        $780/$280   (No change      $780/$280  (No change
                                                 3       $1,172      $1,215      $1,159/$859      from       $1,159/$859     from
                                                 5       $1,600      $1,672    $1,664/$1,464     actual)   $1,664/$1,464    actual)
                                                10       $2,788      $2,934           $2,920     $2,956           $2,920    $2,956



                               Exhibit 1, page 15

Legacy Fund
(for the fiscal year ended April 30, 1999)

Annual Fund Operating Expenses
(as a percentage of average net assets)

                                                              Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma           Actual    Pro Forma        Actual    Pro Forma
                                                        1999                          1999                       1999
Management fee                                             0.65        0.65             0.65   (No change          0.65   (No change
Service/distribution (12b-1) fees                          0.25        0.40             1.00      from             1.00      from
Other expenses                                             0.33        0.33             0.33     actual)           0.33     actual)
                                                           ----        ----             ----                       ----
Total annual fund operating expenses                       1.23        1.38             1.98                       1.98
                                                           ====        ====             ====                       ====

Because some of the fund's expenses have been
reduced through expense offset arrangements,
actual total operating expenses for the prior
year would have been:                                      1.22        1.37             1.97                       1.97
                                                           ====        ====             ====                       ====

Example                                                       Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma           Actual    Pro Forma        Actual    Pro Forma
                                                        1999                          1999                       1999
                                              Year
                                                 1         $693        $707        $701/$201   (No change      $701/$201  (No change
                                                 3         $943        $987        $921/$621      from         $921/$621     from
                                                 5       $1,212      $1,287    $1,268/$1,068     actual)   $1,268/$1,068    actual)
                                                10       $1,978      $2,137           $2,113     $2,152           $2,113    $2,152



                               Exhibit 1, page 16

Strategic Income Fund
(for the fiscal year ended April 30, 1999)

Annual Fund Operating Expenses
(as a percentage of average net assets)

                                                              Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma           Actual    Pro Forma        Actual    Pro Forma
                                                        1999                          1999                       1999
Management fee                                             0.75        0.75             0.75   (No change          0.75   (No change
Service/distribution (12b-1) fees                          0.25        0.40             1.00      from             1.00      from
Other expenses                                             0.45        0.45             0.45     actual)           0.45     actual)
                                                           ----        ----             ----                       ----
Total annual fund operating expenses                       1.45        1.60             2.20                       2.20
                                                           ====        ====             ====                       ====

Because some of the fund's expenses have been
reduced through expense offset arrangements,
actual total operating expenses for the prior
year would have been:                                      1.44        1.59             2.19                       2.19
                                                           ====        ====             ====                       ====

Example                                                       Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma           Actual    Pro Forma        Actual    Pro Forma
                                                        1999                          1999                       1999
                                              Year
                                                 1         $591        $605        $723/$223   (No change      $723/$223  (No change
                                                 3         $888        $932        $988/$688      from         $988/$688     from
                                                 5       $1,207      $1,282    $1,380/$1,180     actual)   $1,380/$1,180    actual)
                                                10       $2,107      $2,265           $2,344     $2,382           $2,344    $2,382



                               Exhibit 1, page 17

New York Tax-Free Fund
(for the fiscal year ended December 31, 1998)

Annual Fund Operating Expenses
(as a percentage of average net assets)

                                                              Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma           Actual    Pro Forma        Actual    Pro Forma
                                                        1998                          1998                       1998
Management fee                                             0.55        0.55             0.55   (No change          0.55   (No change
Service/distribution (12b-1) fees                          0.25        0.40             1.00      from             1.00      from
Other expenses                                             0.45        0.45             0.45     actual)           0.45     actual)
                                                           ----        ----             ----                       ----
Total annual fund operating expenses                       1.25        1.40             2.00                       2.00
                                                           ====        ====             ====                       ====

Because some of the fund's expenses have been
subsidized, actual total operating expenses
for the prior year were:                                   1.12        1.27             1.87                       1.87
                                                           ====        ====             ====                       ====

Example                                                       Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma           Actual    Pro Forma        Actual    Pro Forma
                                                        1998                          1998                       1998
                                              Year
                                                 1         $572        $586        $703/$203   (No change      $703/$203  (No change
                                                 3         $829        $873        $927/$627      from         $927/$627     from
                                                 5       $1,105      $1,181    $1,278/$1,078     actual)   $1,278/$1,078    actual)
                                                10       $1,893      $2,054           $2,134     $2,173           $2,134    $2,173



                               Exhibit 1, page 18

Tax-Exempt Fund
(for the fiscal year ended December 31, 1998)

Annual Fund Operating Expenses
(as a percentage of average net assets)

                                                              Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma           Actual    Pro Forma        Actual    Pro Forma
                                                        1998                          1998                       1998
Management fee                                             0.55        0.55             0.55   (No change          0.55   (No change
Service/distribution (12b-1) fees                          0.25        0.40             1.00      from             1.00      from
Other expenses                                             0.23        0.23             0.23     actual)           0.23     actual)
                                                           ----        ----             ----                       ----
Total annual fund operating expenses                       1.03        1.18             1.78                       1.78
                                                           ====        ====             ====                       ====

Example                                                       Class A                     Class B(1)                  Class B
                                                      ----------------------        ---------------------     ---------------------
                                                       Actual    Pro Forma           Actual    Pro Forma        Actual    Pro Forma
                                                        1998                          1998                       1998
                                              Year
                                                 1         $550        $565        $681/$181   (No change     $681/$181  (No change
                                                 3         $763        $808        $860/$560      from        $860/$560     from
                                                 5         $993      $1,070      $1,164/$964     actual)    $1,164/$964    actual)
                                                10       $1,653      $1,817           $1,897     $1,937          $1,897    $1,937



                               Exhibit 1, page 19

                   Aggregate Rule 12b-1 Fees on Class A Shares
                   -------------------------------------------


                                                           Paid During                 Pro Forma
                                                         Last Fiscal Year                 Fees
                                                         ----------------                 ----
Aurora Fund                                                   $333,271                   $533,234

Emerging Growth Fund                                           $81,642                   $130,627

Alpha Fund                                                    $284,079                   $454,526

Argo Fund                                                     $180,912                   $289,459

Global Resources Fund                                         $148,925                   $238,280

Athletes Fund                                                   $3,871                     $6,194

Government Income Fund                                      $1,263,984*                $2,022,374*

Strategic Income Plus Fund                                        $109*                      $174*

IntelliQuant Portfolios:
  Small-Cap Value                                                 $305                       $488

International Equity Fund                                      $45,173*                   $72,277*

Growth Fund                                                    $44,531                    $71,250

High Income Fund                                            $1,686,952                 $2,699,123

Investment Trust                                            $1,158,478                 $1,853,565

Galileo Fund                                                   $31,405                    $50,248

Legacy Fund                                                    $72,682                   $116,291

Strategic Income Fund                                         $104,839                   $167,742

New York Tax-Free Fund                                         $52,247                    $83,595

Tax-Exempt Fund                                               $515,943                   $825,509

--------------
*  Unaudited.


                               Exhibit 1, page 20

                                    EXHIBIT 2
        Dates 12b-1 Plans Relating to Class A Shares Adopted/Last Amended


Trust/Fund                                     Rule 12b-1 Plan Adopted              Rule 12b-1 Plan Last Amended
----------                                     -----------------------              ----------------------------
Capital
     Aurora Fund                               February 1, 1995
     Emerging Growth Fund                      June 28, 1993

Equity
     Alpha Fund                                August 11, 1986                      March 10, 1995
     Argo Fund                                 August 11, 1986                      March 10, 1995
     Global Resources Fund                     January 25, 1990                     March 10, 1995
     Athletes Fund                             March 25, 1998

Financial
     Government Income Fund                    February 12, 1987                    June 1, 1993
     Strategic Income Plus Fund                May 16, 1994
     IntelliQuant Portfolios:                  November 27, 1998
       Small-Cap Value
     International Equity Fund                 October 1, 1999

Growth
     Growth Fund                               February 17, 1993

Income
     High Income Fund                          August 11, 1986                      June 1, 1993

Master Investment
     Investment Trust                          February 17, 1993

Securities
     Galileo Fund                              March 9, 1998
     Legacy Fund                               December 15, 1997
     Strategic Income Fund                     August 19, 1996

Tax-Exempt
     New York Tax-Free                         July 1, 1989                         June 5, 1993
     Tax-Exempt                                August 11, 1986                      June 5, 1993



                               Exhibit 2, page 1

                                   APPENDIX A

         As of November 18, 1999, the Record Date, the total number of Class A, Class B and Class B(1) shares of the Funds that were issued and outstanding was as follows:


Trust/Fund                               Class A                     Class B                Class B(1)
----------                               -------                     -------                ----------
Capital Trust
Aurora Fund                              7,881,384                   10,517,741             1,285,724
Emerging Growth Fund                     2,747,531                    4,158,554               390,361

Equity Trust
Alpha Fund                               6,687,300                    8,019,446               682,864
Argo Fund                                4,251,403                    3,313,741               421,018
Global Resources Fund                    4,211,280                    4,478,126               524,454
Athletes Fund                              259,570                       88,505                78,293

Financial Trust
Government Income Fund                  39,266,364                    8,637,279             2,042,839
Strategic Income Plus Fund                  49,421                       49,422                49,422
IntelliQuant Portfolios:
     Small-Cap Value                        57,235                       53,038                53,038
International Equity Fund                1,781,627                    1,607,127               206,823

Growth Trust
Growth Fund                              2,635,699                    4,984,447               800,701

Income Trust
High Income Fund                       107,695,065                   52,729,272             6,443,069

Master Investment Trust
Investment Trust                        55,532,554                   75,628,541            19,430,367

Securities Trust
Galileo Fund                             1,913,031                    1,597,156               334,459
Legacy Fund                              7,244,977                    6,755,421             6,348,549
Strategic Income Fund

Tax-Exempt Trust
New York Tax-Free Fund                   2,641,666                    1,950,734               441,265
Tax-Exempt Fund                         22,716,832                    6,439,021               942,210



                               Appendix A, page 1

                                   APPENDIX B


         Listed below are the persons and entities who were the record or beneficial owners of 5% or more of Class A, Class B or Class B(1) shares of each Fund, where applicable, as of August 31, 1999. Such owners may disclaim beneficial ownership of all or part of the shares listed for them.


                                                                      Amount and Nature of
Name of                               Name and Address of             Beneficial Ownership
Trust/Fund                             Beneficial Owner                (number of shares)          % of Class
----------                            ------------------              --------------------         ----------
Capital
   Aurora Fund
     Class A                          Merrill Lynch (1)                      1,328,039                17.1
     Class B                          Merrill Lynch (1)                      4,311,721                39.3
     Class B(1)                       Merrill Lynch (1)                        237,248                24.4


   Emerging Growth Fund
     Class B                          Merrill Lynch (1)                        694,614                16.1
     Class B(1)                       Metropolitan Life (2)                     48,924                15.5
                                      Merrill Lynch (1)                         15,882                 5.0

Equity
   Alpha Fund
     Class B                          Merrill Lynch (1)                      1,555,216                18.0
     Class B(1)                       Merrill Lynch (1)                         59,924                10.0

   Global Resources Fund
     Class A                          Merrill Lynch (1)                        710,179                13.3
                                      Schwab Capital Trust (3)                 393,613                 7.4
     Class B                          Merrill Lynch (1)                      1,066,419                22.6
     Class B(1)                       Merrill Lynch (1)                         63,243                13.2

   Athletes Fund
     Class A                          F.G. Jackson, Jr. (4)                     86,601                34.2
                                      Metropolitan Life (2)                     71,429                28.2
                                      C. Smith & G. Jackson, Trustees (5)       37,974                15.0
                                      Turtle & Co. (6)                          19,778                 7.8
     Class B                          Metropolitan Life (2)                     71,429                80.5
                                      Merrill Lynch (1)                          7,375                 8.3
                                      J.R. Locke (7)                             4,789                 5.4
     Class B(1)                       Metropolitan Life (2)                     59,952                81.3
                                      Merrill Lynch (1)                          5,276                 7.2
                                      CIBC World Markets Corp. (8)               4,496                 6.1


                               Appendix B, page 1

                                                                      Amount and Nature of
Name of                               Name and Address of             Beneficial Ownership
Trust/Fund                             Beneficial Owner                (number of shares)         % of Class
----------                            -------------------             --------------------        ----------
Financial
   Government Income Fund
     Class A                          Merrill Lynch (1)                     14,285,997                35.8
     Class B                          Merrill Lynch (1)                      1,738,942                19.3
     Class B(1)                       Merrill Lynch (1)                        199,676                11.9

   IntelliQuant Portfolios:
     Small-Cap Value
     Class A                          Metropolitan Life (2)                     53,022                92.9
                                      R.F. Verni                                 3,346                 5.9
     Class B                          Metropolitan Life (2)                     53,022               100.0
     Class B(1)                       Metropolitan Life (2)                     53,022               100.0

   International Equity Fund
     Class A                          Supplemental Income Plan (9)             133,889                 8.9
     Class B                          Merrill Lynch (1)                        194,143                12.0
     Class B(1)                       Metropolitan Life (2)                     47,037                29.2

Growth
   Growth Fund
     Class B                          Merrill Lynch (1)                      1,224,446                24.5
     Class B(1)                       Metropolitan Life (2)                     59,032                 9.7

Income
   High Income Fund
     Class B                          Merrill Lynch (1)                      9,995,475                18.0
     Class B(1)                       Merrill Lynch (1)                        901,094                17.0

Master Investment
   Investment Trust
     Class B                          Merrill Lynch (1)                      7,655,987                10.0
     Class B(1)                       Merrill Lynch (1)                      1,533,275                 9.8

Securities
   Galileo Fund
     Class B                          Merrill Lynch (1)                         94,974                 5.8
     Class B(1)                       Metropolitan Life (2)                     47,172                17.4


   Legacy Fund
     Class A                          Merrill Lynch (1)                        647,331                10.7
     Class B                          Merrill Lynch (1)                      1,584,022                24.1
     Class B(1)                       Merrill Lynch (1)                      1,060,435                22.6


                               Appendix B, page 2

                                                                      Amount and Nature of
Name of                               Name and Address of             Beneficial Ownership
Trust/Fund                             Beneficial Owner                (number of shares)         % of Class
----------                            -------------------             --------------------        ----------
   Strategic Income Fund
     Class A                          Metropolitan Life (2)                  1,157,666                23.4
     Class B                          Merrill Lynch (1)                      1,603,344                26.4
     Class B(1)                       Merrill Lynch (1)                        140,219                15.2
                                      Metropolitan Life (2)                     72,359                 7.9

Tax-Exempt
   New York Tax-Free Fund
     Class B                          Merrill Lynch (1)                        130,493                 6.4
     Class B(1)                       Metropolitan Life (2)                     58,907                15.2
                                      E.M. Burke (10)                           48,306                12.4
                                      H.E. Wilton (11)                          31,025                 8.0

   Tax-Exempt Fund
     Class B                          Merrill Lynch (1)                        403,490                 6.0
     Class B(1)                       Metropolitan Life (2)                     58,578                 7.5

(1) Merrill Lynch, Pierce, Fenner & Smith Incorporated, For the Sole Benefit of its Customers, 4800 Deerlake Drive East, Jacksonville, FL 32246.

(2)  Metropolitan Life Insurance Company, One Madison Avenue, New York, NY
     10003.

(3) Schwab Capital Trust, Schwab OneSource Portfolios Small Co., 101 Montgomery Street, San Francisco, CA 94104.

(4) F.G. Jackson, Jr., c/o State Street Research Service Center, One Financial Center, Boston, MA 02111.

(5) C. Smith and G. Jackson, Trustees, Clark Point Trust, FBO J.J. Jackson, c/o State Street Research Service Center, One Financial Center, Boston, MA 02111.

(6) Turtle & Co., c/o State Street Research Service Center, One Financial Center, Boston, MA 02111. Turtle & Co. is a nominee name for shares held in private advisory accounts managed by the Investment Manager. The Investment Manager has indicated that it plans to vote the Turtle & Co. shares in favor of Proposal 1.

(7) J.R. Locke, c/o State Street Research Service Center, One Financial Center, Boston, MA 02111.

(8) CIBC World Markets Corp., P.O. Box 3484, Church Street Station, New York, NY 10008.

(9)  Supplemental Income Plan, 1400 Fashion Island Blvd., San Mateo, CA 94404.

(10) E.M. Burke, c/o State Street Research Service Center, One Financial Center, Boston, MA 02111.

(11) H.E. Wilton, c/o State Street Research Service Center, One Financial Center, Boston, MA 02111.


                               Appendix B, page 3

         Listed below are the amounts of Fund shares owned by the Trustees, and by the Trustees and principal officers, as a group, as of August 31, 1999.


                                                                      Amount and Nature of
Name of                                    Name of                    Beneficial Ownership
Trust/Fund                             Beneficial Owner                (Class A Shares)        % (Class A Shares)
----------                            -----------------               --------------------     ------------------
Capital
   Aurora Fund                        Steve A. Garban                          1,595           Less than 1%
                                      Malcolm T. Hopkins                       1,751           Less than 1%
                                      Dean O. Morton (1)                      73,755           Less than 1%
                                      Susan M. Phillips                        1,351           Less than 1%
                                      Toby Rosenblatt (1)                      3,804           Less than 1%
                                      Ralph F. Verni (1)                      30,767           Less than 1%

                                      Trustees and Principal
                                      Officers as a Group                    118,230           1.5%

   Emerging Growth Fund               Steve A. Garban                            860           Less than 1%
                                      Malcolm T. Hopkins                       3,032           Less than 1%
                                      Ralph F. Verni (1)                      48,484           Less than 1%

                                      Trustees and Principal
                                      Officers as a Group                     52,376           1.9%

Equity
   Alpha Fund                         Dean O. Morton (1)                       7,143           Less than 1%
                                      Michael S. Scott Morton (1)             47,465           Less than 1%
                                      Ralph F. Verni (1)                      36,800           Less than 1%

                                      Trustees and Principal
                                      Officers as a Group                     92,239           1.3%

   Argo Fund                          Trustees and Principal
                                      Officers as a Group                     18,618           Less than 1%

   Global Resources Fund              Malcolm T. Hopkins                       1,584           Less than 1%
                                      Michael S. Scott Morton (1)                 62           Less than 1%

                                      Trustees and Principal
                                      Officers as a Group                     26,309           Less than 1%

   Athletes Fund                      Trustees and Principal
                                      Officers as a Group                    253,285           49.2%



                               Appendix B, page 4

                                                                      Amount and Nature of
Name of                                    Name of                    Beneficial Ownership
Trust/Fund                             Beneficial Owner                (Class A Shares)        % (Class A Shares)
----------                            -----------------               --------------------     ------------------
Financial
   Government Income Fund             Michael S. Scott Morton (1)             35,224           Less than 1%

                                      Trustees and Principal
                                      Officers as a Group                     35,224           Less than 1%

   IntelliQuant Portfolios:
     Small-Cap Value                  Ralph F. Verni (1)                       3,346           5.9%

                                      Trustees and Principal
                                      Officers as a Group                      3,346           5.9%

   International Equity Fund          Steve A. Garban                          1,833           Less than 1%
                                      Ralph F. Verni (1)                      20,820           1.4%

                                      Trustees and Principal
                                      Officers as a Group                     22,653           1.5%

Growth
   Growth Fund                        Dean O. Morton (1)                      29,931           1.2%
                                      Michael S. Scott Morton (1)                118           Less than 1%

                                      Trustees and Principal
                                      Officers as a Group                     30,049           1.2%

Income
   High Income Fund                   Ralph F. Verni (1)                      83,197           Less than 1%

                                      Trustees and Principal
                                      Officers as a Group                     97,363           Less than 1%

Master Investment
   Investment Trust                   Steve A. Garban                          3,277           Less than 1%
                                      Susan M. Phillips                        3,734           Less than 1%
                                      Michael S. Scott Morton (1)             21,549           Less than 1%
                                      Ralph F. Verni (1)                      15,942           Less than 1%

                                      Trustees and Principal
                                      Officers as a Group                     70,268           Less than 1%



                               Appendix B, page 5

                                                                      Amount and Nature of
Name of                                    Name of                    Beneficial Ownership
Trust/Fund                             Beneficial Owner                (Class A Shares)        % (Class A Shares)
----------                            -----------------               --------------------     ------------------
Securities
   Galileo Fund                       Dean O. Morton (1)                      23,591           1.2%

                                      Trustees and Principal
                                      Officers as a Group                     28,974           1.5%

   Legacy Fund                        Dean O. Morton (1)                      56,732           Less than 1%

                                      Trustees and Principal
                                      Officers as a Group                     87,327           1.4%

   Strategic Income Fund              Ralph F. Verni (1)                      27,453           Less than 1%

                                      Trustees and Principal
                                      Officers as a Group                     28,989           Less than 1%

Tax-Exempt
     Tax-Exempt Fund                  Susan M. Phillips                        6,008           Less than 1%
                                      Ralph F. Verni (1)                       3,160           Less than 1%

                                      Trustees and Principal
                                      Officers as a Group                     17,444           Less than 1%

--------------

(1) May include shares held by family members as to which the individual may disclaim beneficial ownership.


                               Appendix B, page 6

                              [FRONT OF PROXY CARD]

         Vote this proxy card TODAY! Your prompt response will save your Fund the expense of additional mailings.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

Option 1:   Automated Touch Tone Voting: Call toll-free 1-888-221-0697
Option 2:   Telephone Rep. Assisted Voting: Call toll-free 1-877-392-4944
Option 3:   On the Internet at www.ssrfunds.com
Option 4:   Return this proxy card using the enclosed envelope


    Special Meeting of Shareholders--February 25, 2000

*** CONTROL NUMBER: ***


              ---> Please detach at perforation before mailing <---

               STATE STREET RESEARCH ________________________ FUND
               a series of State Street Research ___________ Trust


         The undersigned hereby appoints Ralph F. Verni, Francis J. McNamara, III and Darman A. Wing, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the above fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the principal offices of the fund, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 4 P.M. on February 25, 2000, or at any adjournments thereof, on the item described on the other side of this form, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated November 23, 1999, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.


        IF NOT VOTING BY PHONE OR THE INTERNET, IT IS IMPORTANT THAT THIS
             PROXY BE SIGNED AND RETURNED IN THE ENCLOSED ENVELOPE.


DATE: _________________________

NOTE: Please date and sign exactly as name or names appear hereon and return in the enclosed envelope, which requires no postage. When signing as attorney, executor, trustee, guardian or officer of a corporation, please give title as such.

----------------------------------------------------------- ------------------

----------------------------------------------------------- ------------------
Signature(s) if held jointly (Title(s), if required)



                            CONTINUED ON REVERSE SIDE

                          [REVERSE SIDE OF PROXY CARD]


--------------------------------------------------------------------------------
PLEASE DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE

--------------------------------------------------------------------------------

Please vote by filling in the box below.


If a choice is specified for Proposal 1, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Trustees recommends a vote FOR Proposal 1.

1. For Class A, Class B and Class B(1) shareholders, voting separately: To amend the current plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, to increase the amount that may be expended for the distribution of Class A shares.


                                FOR [  ]       AGAINST [  ]     ABSTAIN [  ]

I PLAN TO ATTEND THE MEETING:  YES  [  ]       NO [  ]

                           PLEASE SIGN ON REVERSE SIDE

                              REQUEST TO RECONSIDER
                       PRIOR [ABSTENTION] ["AGAINST" VOTE]

                                     (date)

To Shareholders of State Street Research ___________ Fund

Recently we solicited your proxy vote on an important proposal. Because you returned a proxy form which indicated that you [abstained from voting on] [voted "Against"] the proposal that is still open, we are contacting you again to ask that you reconsider your [abstention] [vote "Against"] and vote in favor of the proposal. The Fund is very close to the requisite vote to approve the proposal and your vote may make a difference. The meeting has been adjourned to allow more time to obtain votes.

The proposal, if adopted, would allow the Fund to increase its Rule 12b-1 fee to pay for distribution and marketing expenses related to sales of Class A shares. The proposal would provide the resources necessary to meet the growing costs of distribution in an increasingly competitive environment. The proposal would also provide the Trustees with greater flexibility to adjust the Fund's Rule 12b-1 fees to accommodate future competitive conditions. The proposal is described in more detail in the Proxy Statement. Please call 1-800-562-0032 if you need another copy of the Proxy Statement.

Please indicate your vote, sign and return promptly the enclosed Supplemental Proxy form in the special accompanying envelope. Returning your Supplemental Proxy form in the accompanying envelope will expedite processing and will not require any postage from you. (If your return envelope is for Federal Express, call for free pick-up at 1-800-463-3339.)

You may receive a telephone call urging you to return your Supplemental Proxy form. If you have any question, please contact State Street Research Service Center toll-free nationwide at 1-800-562-0032 between 8 a.m. and 6 p.m. Boston Time.

                                                     Thank you.

                                                     State Street Research
                                                     Service Center

                             SUPPLEMENTAL PROXY FORM


                 Special Meeting of Shareholders--February 25, 2000

The undersigned hereby submits this Supplemental Proxy to make the below indicated changes to the [vote] [abstention] previously submitted by the undersigned in connection with a Special Meeting of Shareholders as described in a related Proxy Statement dated November 23, 1999.


THIS SUPPLEMENTAL PROXY WILL SUPERSEDE ANY PRIOR PROXY FORM SUBMITTED.

If a choice is specified for a proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Trustees recommends a vote FOR the proposal.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
             IF NOT VOTING BY PHONE OR THE INTERNET, IT IS IMPORTANT
                     THAT THIS PROXY BE SIGNED AND RETURNED
                            IN THE ENCLOSED ENVELOPE.

                    DATE:
                          ----------------------------------------------

                    NOTE: Please date and sign exactly as name or names appear hereon and return in the enclosed envelope, which requires no postage. When signing as attorney, executor, trustee, guardian or officer of a corporation, please give title as such.

                    -----------------------------------------------------

                    -----------------------------------------------------
                    (Signature(s) if held jointly (Title(s), if required)

                            CONTINUED ON REVERSE SIDE

1. For Class A, Class B and Class B(1) shareholders, voting separately: To amend the current plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, to increase this amount that may be expended for the distribution of Class A shares.


                                    FOR [  ]       AGAINST [  ]    ABSTAIN [  ]

I PLAN TO ATTEND THE MEETING:       YES [  ]       NO [  ]

                          PLEASE SIGN ON REVERSE SIDE

--------------------------------------------------------------------------------

                           [Custom House tower graphic]
                 State Street Research Online Proxy Vote Center

--------------------------------------------------------------------------------


Please Enter Control Number from Your Proxy Card: _ _ _ _ _ _ _ _ _ _ _ _ _ _

          Check here / / to vote in favor of all proposals as the Board recommends, then click the VOTE button below.
                                      -OR-
          To vote on each proposal separately, click the VOTE button only.

                                  [VOTE BUTTON]


         If you have specific questions on voting or voting procedures, please call 1-877-392-4944 between the hours of 9:00am and 6:00pm eastern time, Monday through Friday. For questions on a specific proxy proposal, please call a Service Center representative at 1-800-562-0032 between the hours of 8:00am and 6:00pm eastern time, Monday through Friday.


[GRAPHIC IMAGE OF GENERIC PROXY CARD]

                                       proxyweb.com is a service of
                                       Management Information Services Corp.

                                       Full service proxy specialists

                                       This site is best viewed using Netscape
                                       or Internet Explorer versions 3.0 or
                                       higher and using a display resolution of 800 X 600.

[LOGO:  State Street Research]

                          Internet Proxy Voting Service
                                Proxy Voting Form
                     State Street Research [name of Trust]:
                      State Street Research [name of fund]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1

--------------------------------------------------------------------------------


PROPOSAL 1.       For Class A, Class B and Class B(1) shareholders, voting
                  separately:

                  To amend the current plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, to increase the amount that may be expended for the distribution of Class A shares.


                  /   / FOR        /   / AGAINST        /   / ABSTAIN

               Please refer to the proxy statement for a complete
                           discussion of the proposal.


         If this proxy is submitted and no choice is specified, this proxy will be voted FOR the proposal.
--------------------------------------------------------------------------------


   To receive email confirmation, enter your email address here: _____________

                 Press this button to /SUBMIT/ your Proxy Vote.
             Please review your selections carefully before voting.


             If you vote more than once on the same Proxy, only your
                last (most recent) vote will be considered valid.

                            PROPOSED TELEPHONE SCRIPT
                STATE STREET RESEARCH _____________________ FUND
                         Special Meeting of Shareholders
                                February 25, 2000


THIS IS [NAME OF CALLER] _____________________________ CALLING ON BEHALF OF YOUR STATE STREET RESEARCH ______________________ FUND.

MR./MRS. __________________________ AS OF YET WE HAVE NOT RECEIVED YOUR VOTED PROXY. SINCE A NEW PROXY HAS JUST BEEN MAILED TO YOU, WE ARE HOPING THAT YOU WOULD TAKE THIS OPPORTUNITY TO VOTE YOUR PROXY OVER THE PHONE.

[IF THE SHAREHOLDER WISHES TO VOTE]

GREAT, MR./MRS. __________________. PROPOSAL NUMBER ONE IS STILL OPEN FOR A VOTE. PROPOSAL NUMBER ONE RELATES TO AMENDING THE RULE 12b-1 PLAN TO INCREASE THE AMOUNT THAT MAY BE EXPENDED FOR THE DISTRIBUTION OF CLASS A SHARES AS DESCRIBED IN THE PROXY STATEMENT. WOULD YOU LIKE TO VOTE TO APPROVE THE AMENDMENT OF THE RULE 12b-1 PLAN, AS DESCRIBED IN THE PROXY STATEMENT?

THANK YOU FOR VOTING YOUR PROXY. THERE IS NO NEED TO RETURN YOUR PROXY CARD UNLESS YOU WISH TO CHANGE YOUR VOTE. WOULD YOU LIKE US TO SEND YOU A WRITTEN CONFIRMATION OF YOUR VOTE?

[IF THE SHAREHOLDER DECLINES TO VOTE]

THANK YOU FOR YOUR TIME AND HAVE A GOOD DAY.

[BUCKSLIP]


                       Four easy ways to vote your proxy.
                Choose the method that's most convenient for you
                           and vote your proxy today!



1. Vote by Automated Touch Tone Telephone. If a telephone number appears on the upper left corner of your proxy card, you may vote by telephone.

                         Call Toll-Free: 1-888-221-0697

Enter the control number that appears on the front of your proxy card and follow the voice prompts to record your vote. Telephone voting is available 24 hours a day, 7 days a week. If you have received more than one proxy card, each card has a different control number and must be voted separately. You can vote all of your cards on the same phone call.

2. Vote by Speaking with a Telephone Representative. If a telephone number appears on the upper left corner of your proxy card, you may vote by telephone. A telephone representative will assist you with the voting process. They are available between 9 a.m. and 6 p.m. Monday through Friday eastern time.

                         Call Toll-Free: 1-877-392-4944


3. Vote on the Internet. If a control number appears on the front of your proxy card, you may vote on the Internet. Log on to


                                www.ssrfunds.com


and click on the proxy voting button. Enter the control number that appears on the front of your proxy card and follow the instructions on the screen. You can vote all cards in the same session.


4. Vote by mail. Sign your proxy card(s) and return them in the enclosed postage-paid envelope. Note: Your proxy is not valid unless it is signed.

Note: If you vote by telephone or over the Internet, please do not return your proxy card(s).